AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED MAY 16, 2016
TO THE
PROSPECTUS DATED FEBRUARY 29, 2016

RX DYNAMIC STOCK FUND

(TICKER SYMBOLS: FMGRX, IFCSX, FMGCX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS LISTED ABOVE.

This supplement to the Prospectus dated February 29, 2016 for the Rx Dynamic Stock Fund (the “Fund”) updates certain information in the Prospectus to reflect that the Fund may invest in real estate investment trusts as part of its strategy of investing at least 80% of its net assets in common and/or preferred stocks of U.S. companies. Effective immediately, the Prospectus is amended as follows:

1.      Information in the “FUND SUMMARY” is updated as follows:

a.    Under the “Principal Investment Strategies, Risks and Performance” section, the first bullet point after “Principal Strategies” is replaced in its entirety with the following (the language in bold font reflects amended language):

➢  At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in common and/or preferred stocks of U.S. companies, including real estate investment trusts (“REITs”);

b.   Under the “Principal Investment Strategies, Risks and Performance” section, the first bullet under “Main types of securities the Fund may hold” is replaced in its entirety with the following (the language in bold font reflects amended language):

➢  Common stocks of companies traded on major stock exchanges, including REITs

c.    Under the “Principal Investment Strategies, Risks and Performance” section, the following risk description is added under “Principal Risks”:

Real Estate Investment Trusts Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

2.   Information in the section titled “MORE ABOUT THE FUND” is updated as follows:

a.    Under “Related Risks”, the following risk is added:

Real Estate Investment Trusts Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE